Exhibit 32.1

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of RPT Realty (the “Company”), hereby certifies, to such officers's knowledge that:

•the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification shall not be deemed “filed” for any purpose, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 regardless of any general incorporation language in such filing.

/s/ BRIAN L. HARPER
Brian L. Harper
President and Chief Executive Officer
February 18, 2021